UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 21, 2006

                            POCAHONTAS BANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   0-23969                      71-0806097
------------------------------   ---------------------      --------------------
(State or Other Jurisdiction     (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)


1700 East Highland, Jonesboro, Arkansas                      72401
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
                                                     ---------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01.  Changes in Registrant's Certifying Accountants

a) On June 21, 2006, the Audit Committee of the Company approved the dismissal of Deloitte & Touche, LLP as the Company's independent registered public accounting firm, effective for fiscal year 2006.

         The audit reports of Deloitte & Touche, LLP on the financial statements of the Company for the years ended September 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two most recent fiscal years and the interim period through the date of the dismissal, there were no disagreements with Deloitte & Touche, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Deloitte & Touche, LLP's satisfaction, would have caused Deloitte & Touche, LLP to make reference to the subject matter of the disagreements in connection with its reports.

         During the two most recent fiscal years, there were no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

         The Company requested that Deloitte & Touche, LLP furnish it with a letter addressed to the Securities and Exchange Commission ("SEC") stating whether or not Deloitte & Touche, LLP agreed with the above statements. A copy of Deloitte & Touche, LLP's letter to the SEC dated June 21, 2006 is filed as an Exhibit to this Form 8-K.

b) On June 21, 2006, the Company approved BKD, LLP as the Company's new independent registered public accounting firm for the fiscal year 2006 subject to their normal acceptance procedures. During the two most recent fiscal years and the subsequent interim period through the date of the dismissal of Deloitte & Touche, LLP, the Company did not consult with BKD, LLP regarding any matters described in Item 304(a)(2)(i) or
         (ii) of Regulation S-K.

Item 9.01.        Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits. Letter from Deloitte & Touche LLP dated June 21, 2006.








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       POCAHONTAS BANCORP, INC.


DATE:  June 23, 2006                   By: /s/ Dwayne Powell
                                           --------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer